Tradr 2X Long SNDK Daily ETF

(Ticker Symbol: SNXX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 15, 2026, to the currently effective

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”).

On May 14, 2026 the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr 2X Long SNDK Daily ETF (the “Fund”), a forward split of the issued and outstanding shares of the Fund. After the close of trading on the Cboe BZX Exchange, Inc. (the “Exchange”) on June 2, 2026, the Fund will affect a split of its issued and outstanding shares as follows:

Fund Name	Forward Split Ratio
Tradr 2X Long SNDK Daily ETF	8-for-1

The forward share split will apply to shareholders of record as of the close of the Exchange on June 1, 2026 (the “Record Date”) payable after the close of the Exchange on the Payment Date (June 2, 2026). Shares of the Fund will begin trading on the Exchange, as applicable, on a split-adjusted basis on June 3, 2026 (the “Ex-Date”).

As a result of the share split, shareholders of the Fund will receive seven additional shares for each share held of the Fund. The share split will not change the total value of a shareholder’s investment; however, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-eighth of their pre-split amounts. The table below provides a simplified illustration of the effect of a hypothetical 8-for-1 share split (actual NAV, shares and total market value may vary):

8-for-1 Forward Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	10	$80	$800
Post-split	80	$10	$800

The share split is not expected to result in a taxable transaction for shareholders of the Fund.

For additional information regarding the share split, shareholders may call the Fund at 1-888-52TRADR (888-528-7237).

Please file this Supplement with your records.